                                   EXHIBIT 24
                                   ----------


                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.



                                                  /s/ Thomas C. Williams
                                                  -----------------------------
                                                  Thomas C. Williams

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.



                                                  /s/ Richard C. Burrows
                                                  -----------------------------
                                                  Richard C. Burrows

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.


                                                  /s/ John R. Compo
                                                  -----------------------------
                                                  John R. Compo

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.


                                                  /s/ John Fahl
                                                  -----------------------------
                                                  John Fahl

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.



                                                  /s/ Robert A. Fawcett, Jr.
                                                  -----------------------------
                                                  Robert A. Fawcett, Jr.

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.


                                                  /s/ Richard Z. Graham
                                                  -----------------------------
                                                  Richard Z. Graham

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.



                                                  /s/ Eric C. Hench
                                                  -----------------------------
                                                  Eric C. Hench

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.


                                                  /s/ W. Scott Muir
                                                  -----------------------------
                                                  W. Scott Muir

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.


                                                  /s/ Steven D. VanDemark
                                                  -----------------------------
                                                  Steven D. VanDemark

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints Thomas C. Williams and Richard Warrener as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1999.



                                                  /s/ J. Michael Walz
                                                  -----------------------------
                                                  J. Michael Walz, D.D.S.